SUPPLEMENT DATED MAY 13, 2014 TO

THE PROSPECTUS DATED MAY 12, 2014

INCAPITAL UNIT TRUST, SERIES 48

Zacks Select Equities Blend Portfolio, 2Q 2014

Zacks Select Equity Income Portfolio, 2Q 2014

File No. 333-195032

Notwithstanding anything to the contrary in the Prospectus, the following replaces the last line under the section titled “Hypothetical Comparison of Total Return” on pages 5:

2014 (4/30)	2.52%	2.55%

In addition, the following replaces the last line under the section titled “Hypothetical Comparison of Total Return” on pages 21:

2014 (4/30)	6.89%	2.55%

Please keep for future reference.